UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 29, 2006

INTERSTATE BAKERIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard
Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

The Board of Directors of Interstate Bakeries Corporation (the “Company”), upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed William P. Mistretta as a director of the Company, effective August 29, 2006. Mr. Mistretta was appointed to fill the vacancy left by the resignation of James Elsesser, who resigned on September 21, 2004. At this time, the Board has not designated the Committees upon which Mr. Mistretta will serve.

On August 30, 2006, the Company issued a press release announcing Mr. Mistretta’s appointment to the Board, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

	Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description

99.1	Interstate Bakeries Corporation press release dated August 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2006	INTERSTATE BAKERIES

CORPORATION

By: /s/ Ronald B. Hutchison

Ronald B. Hutchison
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Interstate Bakeries Corporation press release dated August 30, 2006.